Exhibit 10.6
Big Stone II Power Plant
Amendment No. 1 to
Participation Agreement
By and Among
CENTRAL MINNESOTA MUNICIPAL POWER AGENCY,
GREAT RIVER ENERGY,
HEARTLAND CONSUMERS POWER DISTRICT,
MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU
RESOURCES GROUP, INC.,
OTTER TAIL CORPORATION dba OTTER TAIL POWER COMPANY,
SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY, AND
WESTERN MINNESOTA MUNICIPAL POWER AGENCY
As
Owners
June 1, 2006
Amendment No. 1 to Participation Agreement
June 1, 2006

Amendment No. 1 to Participation Agreement
     THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT (this “Amendment”) is made as of June 1, 2006, by and among Central Minnesota Municipal Power Agency, an agency incorporated under the laws of the State of Minnesota (“CMMPA”), Great River Energy, a cooperative corporation incorporated under the laws of the State of Minnesota (“GRE”), Heartland Consumers Power District, a consumers power district formed and organized under the South Dakota Consumers Power District Law (Chapter 49-35 of the South Dakota Codified Laws) (“Heartland”), Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a corporation incorporated under the laws of the State of Delaware (“Montana-Dakota”), Otter Tail Corporation, a corporation incorporated under the laws of the State of Minnesota, doing business as Otter Tail Power Company (“Otter Tail”), Southern Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“SMMPA”), and Western Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“WMMPA”) (each individually a “Party” and, collectively, the “Parties”).
RECITALS
     WHEREAS, the Parties have entered into a Participation Agreement, dated June 30, 2005 (the “Agreement”), to provide for their ownership as tenants in common of BSP II and set forth certain responsibilities and mechanisms for the design, construction, ownership, operation, maintenance and repair of BSP II; and
     WHEREAS, the Parties desire to amend the Agreement as and to the extent provided in this Amendment.
     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Amendment, the Parties covenant and agree as follows:
AGREEMENTS
     1.01 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
     1.02 Amendments. The Agreement is hereby amended as follows:
     (a) In Section 3.05(a) of the Agreement, the date “June 20, 2006” is hereby replaced with the date “July 27, 2006.”
     (b) In Section 3.05(b) of the Agreement, the date “June 30, 2006” is hereby replaced with “a date agreed upon by all of the Owners that shall be on or before August 31, 2006”.
Amendment No. 1 to Participation Agreement
June 1, 2006

     (c) In Section 3.05(b)(i)(B) of the Agreement, the date “July 31, 2006” is hereby replaced with the date “September 30, 2006.”
     1.03 Continuing Effect; Ratification. Except as expressly amended herein, all other terms, covenants and conditions contained in the Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.
     1.04 Governing Law. This Amendment shall be interpreted and enforced in accordance with the Laws of the State of South Dakota, notwithstanding any conflict of law provision to the contrary.
     1.05 Captions. All titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the content or scope of this Amendment.
     1.06 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Counterpart signatures may be delivered by facsimile or electronic transmission, each of which shall have the same force and effect as an original signed copy.
     1.07 Authority. Each signatory to this Amendment represents that he/she has the authority to execute and deliver this Amendment on behalf of the party set forth above his/her signature.
[Signature pages follow.
The remainder of this page is intentionally blank.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

CENTRAL MINNESOTA MUNICIPAL POWER AGENCY

By	/s/ Paul Leland
Paul Leland
Its President
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

HEARTLAND CONSUMERS POWER DISTRICT

By	/s/ Michael McDowell
Michael McDowell
Its General Manager
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY

By	/s/ Raymond A. Hayward
Raymond A. Hayward
Its Executive Director and CEO
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

WESTERN MINNESOTA MUNICIPAL POWER AGENCY

By	/s/ Donald A. Habicht
Donald E. Habicht
Its President
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

GREAT RIVER ENERGY

By	/s/ David Saggau
David Saggau
Its President and Chief Executive Officer
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

MONTANA-DAKOTA UTILITIES CO.,
a Division of MDU Resources Group, Inc.

By	/s/ Bruce T. Imsdahl
Bruce T. Imsdahl
Its President and Chief Executive Officer
[Signatures continued on next page.]
Amendment No. 1 to Participation Agreement
June 1, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

OTTER TAIL CORPORATION
dba Otter Tail Power Company

By	/s/ Charles S. MacFarlane
Charles S. MacFarlane
Its President
Amendment No. 1 to Participation Agreement
June 1, 2006